UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   May 19, 2005
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                                  SIMCLAR, INC.
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             (Exact name of registrant as specified in its charter)

          Florida                    0-14659                      59-1709103
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

        2230 West 77th Street, Hialeah, Florida                    33016
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (305) 556-9210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure set forth in Item 2.01 below concerning the Company's acquisition of Simclar (North America), Inc. is hereby incorporated by reference into this Item 1.01.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On May 19, 2005, Simclar, Inc. (the "Company") purchased from Simclar Group Limited ("Simclar Group"), the owner of 73.4% of the Company's outstanding common stock, all of the outstanding common shares of Simclar (North America), Inc. ("SNAI"), a North Carolina corporation. SNAI is a comprehensive fabricator of sheet metal components and higher level assemblies that operates a 95,000 square foot manufacturing and assembly facility in Winterville, North Carolina. SNAI recorded a net operating loss in 2004 of approximately $811,000 on sales of approximately $5,476,000 (unaudited).

         The acquisition had an effective date for accounting purposes of May 1, 2005. The purchase price was $37,000, representing the book value of the assets, less liabilities, of SNAI at March 31, 2005. Included in the calculation of net book value is a $3,833,000 liability reflecting an intercompany payable from SNAI to Simclar Group. The purchase price was paid by decreasing the outstanding intercompany loan from the Company to Simclar Group by the amount of the purchase price.

         At March 31, 2005, the Company had a net receivable due from Simclar Group of approximately $2,949,000. This amount included a $1,500,000 demand note payable by Simclar Group, bearing an annual interest rate of LIBOR plus 2.0%, and accumulated interest of approximately $134,000, with net intercompany advances and charges making up the balance. After giving effect to the $37,000 reduction in the receivable from Simclar Group attributable to the purchase price, and the $3,833,000 payable owed by SNAI to Simclar Group at the time of the acquisition, the net intercompany loan amount between the Company (on a consolidated basis, including subsidiaries) and Simclar Group as of May 1, 2005 (the effective date of the acquisition) changed from a $2,949,000 receivable to a $921,000 payable. This sum will bear interest at a variable rate equal to LIBOR plus 1.5%. There is no fixed repayment schedule, and this obligation will be repaid in the amounts and at the times agreed between Simclar Group and the Company.

         Simultaneously with the acquisition, the Company entered into an amended pledge agreement with Bank of Scotland, whereby it pledged the stock of SNAI as additional security for its outstanding term and working capital facilities.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure set forth in Item 2.01 above concerning the Company's intercompany loan account with Simclar Group is incorporated by reference into this Item 2.03.

ITEM 8.01  OTHER EVENTS

         On May 25, 2005, the Company issued a press release announcing the SNAI acquisition. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

         The financial statements of SNAI required by Rule 3-05(b) of Regulation S-X will be supplied in an amendment to this Current Report on Form 8-K within 71 calendar days after the date of filing of this report.

(b) Pro forma financial information

         The pro forma financial information required by Article 11 of Regulation S-X will be supplied in an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date of filing of this report.

(c) Exhibits.

         The following exhibits are filed with this report:


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

Exhibit
Number                             Exhibit Description
-------                            -------------------

99.1 Press Release, dated May 25, 2005, entitled "Simclar, Inc. Announces Strategic Acquisition."



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Simclar, Inc.


Date: May 25, 2005                              By: /s/Barry J. Pardon
                                                    ----------------------
                                                    Barry J. Pardon, President



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